UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 20, 2024

T. Rowe Price OHA Select Private Credit Fund
(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01561	88-6521578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Vanderbilt Avenue, 16th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 326-1500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Amended and Restated Investment Management Agreement

On March 20, 2024, T. Rowe Price OHA Select Private Credit Fund (the “Company”) entered into an Amended and Restated Investment Advisory Agreement (the “Amended and Restated Investment Advisory Agreement”) with OHA Private Credit Advisors LLC, a Delaware limited liability company (the “Adviser”). The Amended and Restated Investment Management Agreement amends and restates the investment advisory agreement dated as of November 10, 2022, by and between the Company and the Adviser (the “Original Investment Advisory Agreement”) in response to comments issued by certain state securities regulators in connection with their review of the Company’s continuous offering of common shares of beneficial interest (the "Offering"). The terms of the Amended and Restated Investment Advisory Agreement are unchanged from those of the Original Investment Advisory Agreement, under which the Adviser has provided investment advisory services to the Company since its inception, except to (i) remove certain expenses of the Company’s administrator and the Adviser from the costs and expenses that are to be borne by the Company under the Amended and Restated Investment Advisory Agreement, and (ii) clarify certain other types of costs and expenses that will not be borne by the Company.

The foregoing description of the Amended and Restated Investment Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Investment Advisory Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated Administration Agreement

On March 20, 2024, the Company and OHA Private Credit Advisors LLC, a Delaware limited liability company (the “Administrator”) entered into an Amended and Restated Administration Agreement (the “Amended and Restated Administration Agreement”). The Amended and Restated Administration Agreement amends and restates the administration agreement, dated as of November 10, 2022, by and between the Company and the Administrator (the “Original Administration Agreement”) in response to comments issued by certain state securities regulators in connection with their review of the Offering. The terms and conditions of the Amended and Restated Administration Agreement are unchanged from those of the Original Administration Agreement, under which the Administrator has provided administrative services to the Company since its inception, except to (i) remove certain expenses of the Administrator and the Adviser from the costs and expenses that are to be borne by the Company under the Amended and Restated Administration Agreement and (ii) clarify certain other types of costs and expenses that will not be borne by the Company under the Amended and Restated Administration Agreement.

The foregoing description of the Amended and Restated Administration Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Administration Agreement, which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Second Amended and Restated Declaration of Trust

On March 20, 2024, the board of trustees of the Company (the “Board”) adopted the Second Amended and Restated Declaration of Trust of the Company (the “Second Amended and Restated Declaration of Trust”), effective the same day, in response to comments issued by certain state securities regulators in connection with their review of the Offering. As amended, the Second Amended and Restated Declaration of Trust provides, among other things, (i) that each trustee (“Trustee”) shall serve an initial term that shall expire at the annual meeting of shareholders held in 2026, and, following such initial term, at the annual meeting of shareholders held each third year thereafter, (ii) the Company will not permit the Adviser or the Board to take certain actions without approval of shareholders entitled to cast a majority of all votes entitled to be cast on a matter, and (iii) the provisions regarding direct actions shall not apply to claims asserted under federal securities laws or state securities laws.

The foregoing description of the Second Amended and Restated Declaration of Trust does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended and Restated Declaration of Trust, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amended and Restated Bylaws

On March 20, 2024 the Board adopted the Amended and Restated Bylaws (the “Amended and Restated Bylaws”), effective the same day, in response to comments issued by certain state securities regulators in connection with their review of the Offering. As amended, the Amended and Restated Bylaws (i) provide that one half of the outstanding shares of the Company (without regard to class or series) shall constitute a quorum; and (ii) provide that, in the event of a contested election in which a sufficient number of votes to elect a Trustee are not cast, the Company shall, within six (6) months of the meeting whereat the Company determined that the requisite vote had not been achieved, either (a) reconvene an adjourned meeting or (b) hold a special meeting of shareholders to vote on any Trustee who has retained their position as a result of the failure to achieve the requisite vote.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Second Amended and Restated Declaration of Trust
3.2	Amended and Restated Bylaws
10.1	Amended and Restated Investment Advisory Agreement by and among T. Rowe Price OHA Select Private Credit Fund and OHA Private Credit Advisors LLC
10.2	Amended and Restated Administration Agreement by and among T. Rowe Price OHA Select Private Credit Fund and OHA Private Credit Advisors LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, T. Rowe Price OHA Select Private Credit Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T. Rowe Price OHA Select Private Credit Fund

Date: March 21, 2024	By:	/s/ Gerard Waldt
		Name:	Gerard Waldt
		Title:	Chief Financial Officer